UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

Finward Bancorp

(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2021, Finward Bancorp (“Finward”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Royal Financial, Inc., a Delaware corporation (“RYFL”). Pursuant to the Merger Agreement, RYFL will merge with and into Finward, with Finward as the surviving corporation (the “Merger”). At a time to be determined at or following the Merger, Royal Savings Bank, an Illinois state chartered savings bank and wholly-owned subsidiary of RYFL (“Royal Bank”), will merge with and into Peoples Bank, the wholly-owned Indiana state chartered commercial bank subsidiary of Finward (“Peoples Bank”), with Peoples Bank as the surviving bank. The Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The boards of directors of each of Finward and RYFL have approved the Merger and the Merger Agreement. Subject to the approval of the Merger by Finward’s and RYFL’s respective stockholders, regulatory approvals, and other customary closing conditions, the parties anticipate completing the Merger during the first quarter of 2022.

Upon completion of the Merger, each RYFL stockholder will have the right to receive, at the stockholder’s election, 0.4609 shares of Finward common stock or $20.14 in cash, or a combination of both, for each share of RYFL’s common stock, subject to allocation provisions and adjustment, as described below. Stockholders holding less than 101 shares of RYFL common stock will only have the right to receive fixed consideration of $20.14 in cash and will not be entitled to make an election with respect to the merger consideration. The Merger Agreement provides that, in the aggregate, 65% of the outstanding shares of RYFL common stock will be converted into the right to receive shares of Finward common stock and the remaining 35% of the outstanding shares of RYFL common stock will be converted into the right to receive cash. All outstanding options to purchase RYFL common stock, whether or not vested, will be converted into the right to receive at the effective time of the Merger, an amount of cash equal to $20.14 minus the per share exercise price for each share of RYFL common stock subject to an option, less applicable tax withholdings. In addition, at the effective time of the Merger, each award of RYFL restricted stock, whether or not vested, that is outstanding immediately prior to the effective time will fully vest and be cancelled and converted into the right to receive the merger consideration, less applicable tax withholdings. Based on Finward’s closing stock price of $44.00 as of July 28, 2021, the transaction has an implied valuation of approximately $52.9 million.

All of the members of the board of directors of RYFL and one of RYFL’s executive officers, in their capacity as stockholders, have entered into a voting agreement (the “Voting Agreement”) pursuant to which they have agreed to vote their shares of RYFL common stock in favor of the approval and adoption of the Merger Agreement and the Merger. A copy of the Voting Agreement is attached to the Merger Agreement and is also included with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. In addition, pursuant to the Merger Agreement and subject to certain terms and conditions, the board of directors of RYFL has agreed to recommend the approval and adoption of the Merger Agreement and the Merger to the RYFL stockholders and will solicit proxies voting in favor of the Merger Agreement and the Merger from RYFL’s stockholders.

The Merger Agreement contains representations, warranties, and covenants of RYFL and Finward including, among others, covenants requiring RYFL (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger or the earlier termination of the Merger Agreement, and (ii) to refrain from engaging in certain kinds of transactions during such period. In addition, RYFL has agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combinations.

The Merger Agreement also provides certain termination rights for both Finward and RYFL, and further provides that upon termination of the Merger Agreement under certain circumstances, RYFL will be obligated to pay Finward a termination fee of $2,000,000. Also, RYFL may terminate the Merger Agreement if, during the five business day period following the 15th business day prior to the scheduled closing date of the Merger, both (i) the volume weighted average of the daily closing sales prices of a share of Finward common stock during the immediately preceding 15 consecutive trading days is less than $34.42, and (ii) Finward’s share price declines by an amount that is at least 20% greater than the corresponding price decline in the SNL Small Cap U.S. Bank and Thrift Index.

As referenced above, the consummation of the Merger is subject to various conditions, including (i) receipt of the requisite approvals of the Merger Agreement and the Merger by the stockholders of both Finward and RYFL, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing of the Merger, (iv) the effectiveness of the registration statement to be filed by Finward with the Securities and Exchange Commission (the “SEC”) with respect to the Finward common stock to be issued in the Merger, and (v) subject to the conditions described in the succeeding paragraph, the amount of the RYFL Adjusted Consolidated Stockholders’ Equity (as defined in the Merger Agreement) as of the end of the month prior to the effective time of the Merger, after certain adjustments, must not be less than $48,114,000. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants.

As referenced above, the merger consideration is subject to adjustment under certain circumstances. In this regard, if the amount of the RYFL Adjusted Consolidated Stockholders’ Equity is less than $48,114,000 but greater than $46,614,000 as of the end of the month prior to the effective time of the Merger, after certain adjustments prescribed in the Merger Agreement have been made, then Finward will waive the condition to closing described above relating to the RYFL Adjusted Consolidated Stockholders’ Equity amount, and the merger consideration will be reduced as described in this paragraph. If the RYFL Adjusted Consolidated Stockholders’ Equity is less than $46,614,000 as of the end of the month prior to the effective time of the Merger, Finward, in its sole discretion, may elect (but will not be required) to waive the condition to closing, in writing, and in such event, the merger consideration will be reduced as follows. If a reduction of the merger consideration is triggered as described in this paragraph above, the cash consideration will be reduced first followed, if necessary, by the stock consideration, in an amount determined pursuant to the formula set forth in the Merger Agreement, which corresponds to the amount by which the RYFL Adjusted Consolidated Stockholders’ Equity is less than the dollar thresholds set forth in this paragraph.

A current director or executive officer of RYFL, as mutually agreed upon prior to closing by Finward and RYFL, will be appointed to the boards of directors of Finward and Peoples Bank effective as of the closing of the Merger.

The foregoing description of the Merger Agreement and the Voting Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Cautionary Statement Regarding Representations and Warranties

The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01 Regulation FD Disclosure.

In connection with the execution of the Merger Agreement discussed in Item 1.01 above, Finward and RYFL issued a joint press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In addition, Finward intends to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the slides that will be made available in connection with the presentations is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward and RYFL. For these statements, each of Finward and RYFL claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about Finward and RYFL, including the information in the filings Finward makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Finward’s and RYFL’s stockholders; delay in closing the Merger; difficulties and delays in integrating Finward’s and RYFL’s businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s and RYFL’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Finward or RYFL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Finward and RYFL do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Important Additional Information for Shareholders and Where to Find It

In connection with the proposed Merger, Finward will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of RYFL and Finward, as well as a Prospectus of Finward (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents Finward has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain copies of the documents Finward has filed with the SEC, free of charge, from Finward at www.ibankpeoples.com under the tab “Investor Relations – SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from Finward upon written request to Finward Bancorp, Attn: Shareholder Services, 9204 Columbia Avenue, Munster, Indiana 46321, or by calling (219) 836-4400, and from RYFL upon written request to Royal Financial, Inc., Attn: Corporate Secretary,

9226 Commercial Avenue, Chicago, Illinois 60617, or by calling (773) 768-4800. The information available through Finward’s website is not and shall not be deemed part of this Current Report on Form 8-K or incorporated by reference into other filings Finward makes with the SEC.

Finward, RYFL, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Finward and RYFL in connection with the proposed Merger. Information about the directors and executive officers of Finward is set forth in Finward’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, and in the proxy statement for Finward’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2021. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this report shall not been deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Finward Bancorp and Royal Financial, Inc. dated July 28, 2021.

10.1	Voting Agreement dated July 28, 2021.

99.1	Joint Press Release issued on July 29, 2021.

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Finward has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Finward will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: July 29, 2021

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer